EXHIBIT 10.11

                        SPACE AND COST SHARING AGREEMENT

                            DEFINITIONS AND RECITALS

                                December 31, 2001

     WHEREAS, the parties to the present Agreement, who are referred to herein collectively as "the cost-sharing parties," are Peachtree Capital Corporation ("PCC") and Harless, Pittman & Associates, CPAs ("HP&A"); and

     WHEREAS, "Space" as used herein, refers to the office space shared by PCC and HP&A at One Buckhead Plaza and leased by HP&A through May 31, 2003; and

     WHEREAS, the cost-sharing parties wish to equitably distribute the expenses of maintaining the shared office; and

     NOW THEREFORE, for and in consideration of the mutual promises and covenants herein contained and other good and valuable consideration as set out hereinafter, it is agreed by and between the cost-sharing parties that:

                                    AGREEMENT
                                    ---------

     1.   INCORPORATION OF RECITALS. The Definitions and Recitals set out above
          -------------------------
are  incorporated  by  reference  as  if  set  out  fully  in  this  Agreement.

     2.   TERM OF AGREEMENT. The term of this agreement shall be through
          -----------------
December  31,  2003.

     3.   MONTHLY OVERHEAD ASSESSMENT. Beginning on the effective date of
          ---------------------------
this Agreement and on the 1st of every month thereafter, PCC will pay HP&A $7,500 a month ("Monthly Overhead Assessment") to cover the following "Space & Services."

          (a)  the portion of the office space used by PCC;
          (b)  one half the salary and benefits for a shared receptionist;
          (c) lease of all office furniture, office equipment, file cabinets, computers, printers, software, two televisions, eight telephones, fax machines, and copiers currently assigned to or utilized by PCC personnel as of the date of this agreement;
          (d)  PCC's share of the monthly telephone bills; and
          (e) the provision of accounting services, preparation of financial statements, regulatory reporting and focus reports, and functions of Financial Operations Principal, such principal being Steven Harless.

     4.   ADDITIONAL COSTS. PCC will reimburse HP&A for any of the following
          -----------------
additional  costs:

          (a) Expenses identifiable to PCC's business activities to include, but not limited to, postage, courier services, overnight shipping, payroll services, paper and supplies;
          (b) Expenses incurred to acquire additional telephone lines, computers, printers and software (should additional personnel be added);
          (c) Expenses for repair and maintenance on computers and printers currently utilized exclusively by PCC's personnel;
          (d) One half the expenses incurred for repair and maintenance on office equipment PCC shares with HP&A.


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     5.   DETERMINATION OF SPACE & SERVICES. During the period that the
          ---------------------------------
Monthly Overhead Assessment is paid, HP&A agrees to provide Space & Services to PCC. Any expense not attributable to "Additional Costs" as listed in paragraph 4, are included in the "Services" provided by HP&A as a part of the Monthly Overhead Assessment.

     6.   FAILURE TO OBTAIN A NEW LEASE. Should HP&A fail to sign a new
          ----------------------------------
master lease for its space at One Buckhead Plaza before May 31, 2003, then PCC's obligations under this agreement shall cease unless HP&A has signed a lease for other space that is commensurate in character, quality, and cost to the current Space.

     7.   GOVERNING LAW. This Agreement shall be governed and construed
          --------------
pursuant to the law of Georgia. This Agreement will be considered as if it was prepared by all parties, and will not be construed in favor of or against any party.

     8.   MODIFICATION. This Agreement shall not be changed or modified
          ------------
unless by writing executed by the cost-sharing parties.

     9.   SEVERABILITY. The covenants and premises contained in this
          ------------
Agreement are separate and independent and in the event any section, paragraph, or provision hereto shall be declared invalid, illegal, or unenforceable in any respect or for any reason, the same will not affect any other section, paragraph, or provision in this Agreement, which should be construed as if such invalid, illegal, or unenforceable section, paragraph or provision had never been contained herein.

     10.  ENTIRE AGREEMENT. This agreement is the final expression and
          -----------------
embodies the entire Agreement of the Parties relating to the subject matter hereof. No previous written or oral agreements are binding upon either of the parties, unless incorporated herein.

     11.  NO PARTNERSHIP. Neither this Agreement nor the performance of the
          ---------------
parties hereunder is intended to create, nor shall the same be deemed or construed so as to create, a partnership, joint venture, coadventure or mutual undertaking of any kind or description as between parties, each of whom shall remain independent of the other in all respects.

     The covenants herein contained shall, except as otherwise provided, accrue to the benefit of and be binding upon the successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and affixed their seals the day and year above first written.

                                        PEACHTREE CAPITAL CORPORATION

                                        By:  /s/ James L. Box
                                            ---------------------------------
                                        Name:  James L. Box
                                        Title: Chairman of the Board of
                                               Directors
                                               12/31/01
                                        ------------------------------------
                                        Date


                                        HARLESS, PITTMAN & ASSOCIATES, CPAS

                                        By: /s/ Steven Harless
                                           ---------------------------------
                                        Name:  Steven  Harless
                                        Title: Principal
                                               12/31/01
                                        ------------------------------------
                                        Date


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